EXHIBIT 10.1

QAD Inc.
Loan: 339482-01

FIRST AMENDMENT TO LOAN DOCUMENTS

This is the First Amendment to the Loan Documents (hereinafter the "Amendment").  It is dated as of July 13, 2012.  It is between QAD INC., a Delaware corporation (“Borrower”) and RABOBANK, N.A., a national banking association (“Lender”).  Borrower and Lender agree as follows:

Borrower and Lender have entered into a Credit Agreement dated July 8, 2011 (said agreement and this Amendment are hereinafter referred to as the "Credit Agreement").  The Credit Agreement and all other agreements and instruments required by Lender for purposes of evidencing or securing the Loan are herein referred to as “Loan Documents”.  Each capitalized term used in this Amendment that is defined in the other Loan Documents and not defined in this Amendment will have the meaning specified in that Loan Document.  This Amendment will be interpreted in accordance with the Drafting Conventions.

Borrower and Lender wish to amend certain provisions of the Loan Documents as set forth in this Amendment.

1.           Original Instruments to Remain in Effect.  Except as modified by this Amendment, each of the Loan Documents shall remain in effect and are valid, binding and enforceable according to their terms.  If any conflict arises between this Amendment and the original Loan Documents, then this Amendment shall control.

(a)         Effect on Loan Documents.  On and after the date of this Amendment, each reference in the Loan Documents to “this Agreement”, “hereunder,” “hereof,” “herein” and such other like terms shall mean and be a reference to the Loan Documents as amended by this Amendment.

(b)         Effect of this Amendment.  Unless otherwise stated herein, the changes and amendments contained in this Amendment shall be effective as of the date first set forth in the opening paragraph to this Amendment (the “Amendment Effective Date”).

2.           Modified Terms of the Credit Agreement.  The Credit Agreement is amended as follows:

a.           Section 1.06(b) of the Credit Agreement is hereby amended to extend the Line of Credit Maturity Date from July 15, 2012 to July 15, 2014.

b.           Section 5.11 of the Credit Agreement is hereby amended to add a new subparagraph (b) to read as follows (with all subsequent subparagraphs being re-lettered consecutively):

“(b)       as soon as available, but no later than 30 days after filing, copies of federal income tax returns filed by Borrower, including all schedules and exhibits and any extensions of the filing date (with copies of extensions to be provided to Lender not later than 30 days following the original date for filing of said extensions);”

Any capitalized terms which are added herein shall supplement and be in addition to the capitalized terms in the Loan Documents and any capitalized terms herein which are modified shall replace and supersede the same defined term in its entirety.

3.           Borrower’s Representations.  In addition to the representations and warranties made by Borrower in the Loan Documents, Borrower warrants and represents to Lender as follows:

(a)         No Change in Borrower .  There has not been any material change in the ownership or structure of Borrower or their business; that the resolutions provided to Lender with respect to the Loan Documents are in full force and effect; and that the undersigned remain authorized to act on behalf of and bind Borrower as appropriate.

(b)         No Event of Default.  There is no Event of Default or event which, with notice or the lapse of time would be an Event of Default under the Loan Documents.

(c)         Warranty Information.  The information furnished to Lender by Borrower as part of this Amendment were furnished as a material inducement for Lender to modify the terms of the Loan with Borrower and is information upon which the Lender is relying on in granting the terms hereunder.  Borrower further warrants and guarantees that all the information given to the Lender is complete, accurate and fully represents Borrower’s financial and operating conditions.

(d)         Continuing Representations and Warranties.  The representations and warranties of Borrower set forth in the Loan Documents are true, correct, and complete in all material respects.

4.           Conditions of this Amendment.  Lender shall have no obligation to execute this Amendment or perform its obligations under this Amendment unless and until the following conditions are satisfied on or before July 13, 2012 (“Termination Date”):

(a)          Borrower has executed and delivered this Amendment to Lender, and Lender has executed this Amendment and

(b)          Lender has received a loan processing fee in the amount of $500.00.

5.           Payment of Costs.  Borrower shall pay all reasonable attorneys’ fees and any other out-of-pocket costs  of Lender incurred in connection with this Modification.

6.           Reservation of Rights.  Though Lender is agreeing to amend the Loan as set forth herein, Lender reserves all rights and remedies to which it is, or may become, legally entitled under the Loan Documents.  Accordingly, this Amendment does not constitute a waiver of any right or remedy that may or in the future does become available to Lender or of any default or Event of Default occurring after the date of this Amendment.

7.           No Commitment as to Future Financing.  This Amendment is not a commitment on the Lender’s part to provide Borrower or any related entity with any future financing in any amount beyond the terms set forth in this Amendment.

8.           No Offset, Defense or Claim.  Borrower does not have any (a) offsets against the amount payable under the Loan Documents; (b) defenses to the payment of any amounts under the Loan Documents; or (c) claims against Lender in connection with the Loan Documents.  To the extent any such claims do exist, Borrower hereby waives them to the fullest extent permitted by law.

9.           No Waiver.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or other Loan Documents.

10.         Expenses.  The Borrower shall pay on demand all costs and expenses incurred by the Lender in connection with the preparation, execution, delivery, filing, and administration of this Amendment (including, without limitation, Legal Fees incurred in connection with the preparation of this Amendment and advising the Lender as to its rights, and the cost of any credit verification reports or field examinations of the Borrower's properties or books and records).  Borrower's obligations to Lender under this Section shall survive termination of this Amendment and repayment of Borrower's obligations to Lender under the Credit Agreement.

11.        Severability of Provisions.  The invalidity or unenforceability of any term or provision of this Amendment, or in the Loan Documents, shall not affect the validity or enforceability of the remaining terms of the Loan; and each provision in this Amendment, or the Loan Documents, as appropriate, shall be valid and enforceable to the fullest extent permitted by law.

12.        Binding on Heirs, Successors and Assigns.  The provisions of this Amendment shall bind the respective heirs, executors, personal representatives, administrators, successors and assigns of the parties.

13.        Further Assurances.  Borrower agrees to execute any additional documents that may be necessary or desired by Lender to effectuate the intent and purpose of this Amendment.

14.        Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

15.        Governing Law.  This Amendment shall be interpreted by applying the laws of the State of California without regard to its conflict of law principles.

[Signatures on Following Page]

The parties have signed this Amendment effective as of the day and year first written above.

BORROWER

QAD INC.,
a Delaware corporation

By:	/s/ Daniel Lender
Name:	Daniel Lender
Title:	Executive Vice President, Chief Financial Officer and Secretary

By:	/s/ John Neale
Name:	John Neale
Title:	Senior Vice President and Treasurer

LENDER

RABOBANK, N.A

By:	/s/ Jason Wilson
Name: Jason Wilson
Title: Vice President

By:	/s/ Arthur J. Munoz III
Name: Arthur J. Munoz III
Title: Vice President